PROPERTY OPTION AGREEMENT, dated the 20th day of June 2006 entered

BETWEEN :

SEARCHGOLD RESOURCES INC., a mining exploration company duly incorporated under the laws of Canada with its head office located at 440 Boulevard Rene Levesque Ouest, Suite 1160, Montreal, Quebec (Canada ), I-12Z 1V7;

(Thereafter «  SearchGold  » or « Party »)

AND:

NIOGOLD MINING CORPORATION, a mining exploration company duly incorporated under the laws of the Province of British Columbia and having an office located at 1020, 3rd Avenue E., Val d' Or, Quebec (Canada), J9P 4P5;

(Thereafter « Niogold » or « Party »)

PREAMBLE

WHEREAS:

A.

Niogold holds a 100% interest in the Blondeau-Guillet Gold Property located in the Temiscamingue area of northwestern Quebec, Canada which consists of 155 contiguous claims, for a total area of 2,480 ha, which are listed as in good standing and registered 100% to Niogold on GESTIM, the Quebec government claims management system more particularly as described in Schedule 1 attached hereto (the "Property").

B.

The Property was consolidated by the Niogold through the acquisition from two previous owners :

a.

In September 2002, 38 claims were transferred from Moreno Ventures Ltd. to Niogold. From the original option agreement with Penn Gold Resources Inc., predecessor to Moreno Ventures Ltd., Forage au diamant Alexandre inc. retained a 2% Net Smelter Return on these claims (Listing of claims in Schedule 1).

b.

In July 2003, Niogold acquired 117 claims from 3253775 Canada inc. (Jean Robert) who retained a 1% Net Smelter Return (Listing of claims in Schedule 1) as it appears from a copy of this agreement attached hereto as Schedule 2.

C.

SearchGold wants to acquire a 70% interest in the Property under the terms of the Agreement and Niogold, wanting to place emphasis on its other existing mining properties, agrees to sell a 70% interest in the Property under the terms of the Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS HEREINAFTER SET OUT, THE PARTIES HERETO AGREE AS FOLLOWS:

1.

DEFINITIONS

In this Agreement (including the Preamble and Schedules), the following terms shall, except where inconsistent with the context, have the following meanings:

"Agreement" means this option agreement, together with the Schedules to this agreement;

"Applicable Law" means, with respect to any person, property, transaction, event or other matter, any existing law, rule, statute, regulation, order, judgment, decree, treaty, grant, concession, franchise, licence or other requirement of any federal, regional, state, provincial, local, municipal, or international governmental or non-governmental body having the force of law (collectively, the "Law") relating or applicable to such person, property, transaction, event or other matter. Applicable Law also includes, where appropriate, any existing formal and binding interpretation of the Law (or any part thereof) by any person having jurisdiction over it, or charged with its administration or interpretation;

"Business Day" means a day, excluding a Saturday or Sunday, on which banks in Montreal are generally open for ordinary banking business;

"Commercial Production" means the first day following the first fifteen (15) consecutive days during which (i) in the case of minerals which are required to be processed or refined, minerals have been processed (excluding bulk sampling) from the Property at an average rate not less than 70% of the initial rated mine production as specified in the feasibility study pursuant to which the Property was developed as a mine and (ii) in the case of minerals which do not require processing or refining following extraction, minerals are extracted on a commercial basis;

"Confidential Information" of a Party at any time means all information relating to the business, affairs, financial condition, assets, operations, prospects, trade secrets and other data in respect of such Party or any of its affiliates which,

(a)

at the time is of a confidential nature (whether or not specifically identified as confidential) and is known or should be known by each other Party or its Representatives as being confidential, and

(b)

has been or is from time to time made known to or is otherwise learned by any other Party or its Representatives as a result of the matters provided for in this Agreement, including all notes, analyses, compilations, evaluations, studies, maps, computer programs or data or other documentation or information whatsoever relating to the Party, or prepared by the recipient, its Representatives or others containing or based upon, in whole or in part, such information and all non-public information obtained by visiting the facilities of the Party or its affiliates; but not including any information that at such time:

•

has become generally available to the public other than as a result of a disclosure by the other Party or any of its Representatives;

·

was rightly available to the other Party or its Representatives on a non-confidential basis before the date of this Agreement; or

·

becomes rightly available to the other Party or its Representatives on a non-confidential basis from a person other than the first-mentioned Party or any of its Representatives who is not, to the knowledge of such other Party or its Representatives, otherwise bound by confidentiality obligations to such first-mentioned Party in respect of such information or otherwise prohibited from transmitting the information to the other Party or its Representatives;

"Encumbrance" means any interest or equity of any person (including any right to acquire, option or right of pre-emption or first offer or first refusal) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or other security agreement or arrangement or any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership, royalty, carried interest, deferred obligation or similar right or encumbrance;

"Net Smelter Return" means the gross value of product(s) shipped from the Property less expenses incurred with respect to insurance, shipping, handling, and/or sampling and assaying of shipped product(s), smelting-refining charges and penalties.

"Party" means a party to this Agreement and any reference to a Party includes its successors and permitted assigns; "Parties" means every Party;

"Property" means the 155 contiguous claims, for a total area of 2,480 ha, and referred to as the "Blondeau-Guillet Gold Property" in NI 43-101 Technical Report prepared by InnovExplo and dated July 27th 2005 attached hereto as Schedule 3 of the Agreement as well as all data regarding the "Blondeau-Guillet Gold Property" comprising, but not limited to, all financial information, agreements, documents, engineering reports, files, filings, geological data and reports, information and maps;

"Representatives " with respect to any Party means its Affiliates and its and their respective directors, officers, employees, agents, counsel, consultants and other representatives and advisers;

"TSXV" means the TSX Venture Exchange.

2.

OBJECT OF PROPERTY OPTION AGREEMENT

For $10,00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Niogold hereby grants to SearchGold the sole and exclusive right and option (the "Option") to acquire an undivided 70% interest in and to Niogold's right, title and interest in and to the Property (such right, title and interest of Niogold being hereinafter referred to as the "Interest") in accordance with the terms of this Agreement.

3.

OPTION PAYMENTS AND EXPENDITURES

3.1

To exercise the Option, Searchgold shall:

(a)

pay to Niogold

(i)

25,000$ upon signature of the Agreement subject to regulatory approval;

(ii)

25,000$ on the first anniversary of the date of this Agreement subject to regulatory approval;

(b)

issue to Niogold:

(i)

375,000 common shares in the capital of SearchGold as presently constituted (the "Common Shares") forthwith after SearchGold' s receipt of the approval of the TSXV;

(ii)

375,000 Common Shares on the first anniversary of the date of this Agreement;

which Common Shares shall be subject to such hold periods that are prescribed by the securities laws of the province of Quebec and the rules and policies of the TSXV, and

(c)

incur for the purposes of the exploration of the Property:

(i)

the sum of $250,000 on or before the first anniversary of the date of this Agreement (hereinafter "Work commitment of the First year"),

(ii)

the additional sum of $150,000 on or before the second anniversary of the date of this Agreement (hereinafter "Work commitment of the Second year"); and

(iii)

the additional sum of $220,000 on or before the third anniversary of the date of this Agreement (hereinafter "Work commitment of the Third year").

4.

EARNING OF INTEREST

The Parties agree that:

4.1

Once the cash payments, share issues and Work commitments of the First and Second years have been duly executed, SearchGold will hold a 50% interest in the Property.

4.2

Once the Work commitments of the Third year have been duly executed, SearchGold will have acquired an additional 20% interest in the Property to hold a total of 70% interest in the Property.

4.3

The object of the Agreement being to develop the Property, SearchGold may elect to incur the required exploration expenditures in a shorter time frame. In such an event:

(a)

SearchGold will have acquired a 50% interest in the Property at any time after the first anniversary date of the signature of the Agreement as soon as a total of $400,000 has been incurred in exploration expenditures and provided that all cash payments and shares issuances have been duly executed;

(b)

SearchGold will have acquired a 70% interest in the Property at any time after the first anniversary date of the signature of the Agreement as soon as a total of $620,000 has been incurred in exploration expenditures and provided that all cash payments and shares issuances have been duly executed.

4.4

Provided SearchGold has paid $50,000 to Niogold , has issued 750,000 Common Shares to Niogold and incurred $400,000 or $620,000 in the expenditures in either case, in accordance with the time periods stipulated in section 3.1 hereof, SearchGold may notify Niogold at any time, in one or the other situation, that it has satisfied the conditions necessary to acquire the Interest.

4.5

Upon receipt of such notice from SearchGold, 50% or 70%, as the case may be, of Niogold's right, title and interest in and to the Property shall immediately vest in SearchGold.

5.

OPERATORSHIP

The Parties agree that SearchGold will be the operator and as such will have the responsibility to execute the work programs on the Property.

6.

JOINT VENTURE AGREEMENT

6.1

Once SearchGold has earned its 70% interest in the Property, SearchGold and Niogold shall be deemed to have formed a joint venture (the “Joint Venture”). After the formation of the Joint Venture, both SearchGold and Niogold shall contribute to further work programs on the Property based upon their respective interests in the Property. In such event, the Parties shall negotiate in good faith and use their best efforts to execute a definitive agreement governing the Joint Venture (the "Joint Venture Agreement"). The Joint Venture Agreement shall incorporate the terms set out herein in respect of their relationship in the Joint Venture and such other terms that are typical and reasonable of a Joint Venture of this nature, and as the Parties may agree. The Joint Venture Agreement may also include provisions for an "Operating Agreement".

6.2

The Joint Venture Agreement shall provide that SearchGold manage all work programs relating to the Property.

6.3

If either Party fails to contribute to the work programs on the Property its interest shall be diluted in accordance with a standard formula to be included in the Joint Venture Agreement.

6.4

If either Niogold or SearchGold allows its interest in the Joint Venture to become less than a 10% direct working interest then that Party's interest will revert to a 2% Net Smelter Return and the Party will not be obligated to expend any further monies on the property.

7.

TITLE

Until satisfaction of the terms of this Agreement, registered title to the lands, patents and claims comprising the Property shall be held in trust by Niogold, pursuant to the terms hereof. Should SearchGold be vested with the Interest, Niogold shall forthwith execute and deliver, upon request by SearchGold and at Searchgold's option, any reasonable documentation necessary to (i) transfer to SearchGold a 70% interest in the registered title to the Property or (ii) evidence SearchGold's right, title and interest in and to the Property.

8.

REPRESENTATIONS AND WARRANTIES

8.1

Mutual Representations and Warranties of the Parties.

SearchGold and Niogold hereby represent and warrant to each other as follows:

8.1.1

Organisation and Power - It is a corporation duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and not in default under such laws; and has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted.

8.1.2

Due Authorisation - It has all necessary power, authority and capacity to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement have been duly authorised by all necessary action on its part.

8.1.3

Enforceability of Obligations - This Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it enforceable against it in accordance with its terms, subject to limitations on enforcement imposed by bankruptcy, insolvency, reorganisation or other laws affecting creditors' rights generally and to the extent that equitable remedies such as specific performance and injunction are only available in the discretion of the court from which they are sought.

8.1.4

No Conflict - The execution, delivery and performance of this Agreement by it do not and will not constitute a breach or violation of:

·

the provisions of its charter documents and by-laws;

·

any contract, agreement or instrument to which it is a party or by which it is bound; or any Applicable Law.

8.2

Representations and Warranties of Niogold.

Niogold represents and warrants to SearchGold that:

8.2.1

Niogold is the legal owner of 100% of the interests in the Property, free and clear of any Encumbrances (other than the ones referred to in paragraph B of the Preamble), and has good and valid title to the Property, and the claims relating to the Property are in good standing and Niogold has satisfied all obligations and liabilities under such permits;

8.2.2

Niogold has no liabilities or material agreements regarding the Property (other than the ones referred to in paragraph B of the Preamble);

8.2.3

Niogold has made all required payments and filings under applicable tax legislation and no administrative proceedings, litigation or arbitration is in process, threatened or pending in relation to such taxes;

8.2.4

No Approvals are required under the laws of any applicable jurisdiction or any third parties for the direct or indirect acquisition of an interest in the Property by SearchGold;

8.2.5

All information made available in writing to SearchGold regarding the Property and Niogold is or will be at the time of delivery true and accurate;

8.2.6

Niogold will maintain the Property's claims in good standing until three months following the full compliance of SearchGold with article 3 of the Agreement;

8.2.7

All administrative costs related to the Property (taxes, annual payments, ...) will be borne by Niogold until three months following the full compliance of SearchGold with article 3 of the Agreement;

8.2.8

The Property is properly and accurately described in Schedule 1 attached hereto;

8.2.9

All past and current operations on and relating to the Property have been or are being carried on in compliance with all applicable federal, provincial and municipal laws including environmental laws;

8.2.10

There have been no material spills, discharges, leaks, emissions, ejections, escapes, dumpings or other releases of any kind of any toxic or hazardous substances in, on or under the Property or the environment surrounding it;

8.2.11

Niogold is not aware of any restriction on the zoning of the Property or any proposed change to such zoning which would hinder or prohibit the intended use by SearchGold for exploration and mining activity;

8.2.12

The operation of the Property if not subject to any written or verbal operating, management, maintenance or other agreements, and SearchGold shall not be bound to assume any such contract.

8.3

Representations and Warranties of SearchGold

SearchGold represents and warrants to Niogold:

8.3.1

SearchGold has no liabilities or material agreements which would prevent it to execute the present Property Option Agreement;

8.3.2

Except for TSXV approval, no Approvals are required under the laws of any applicable jurisdiction or any third parties for the direct or indirect acquisition of an interest in the Property by SearchGold;

8.3.3

All information made available in writing to Niogold is or will be at the time of delivery true and accurate, to the best of the knowledge of SearchGold.

9.

NET SMELTER RETURN

In the event that Commercial Production would be achieved on the Property, either Party will have the right of first refusal to buy back, as its sole option, half of the Net Smelter Return held by the other Party (1% NSR) for CAD$1,000,000.

Starting from the constitution of the Joint Venture, as referred to in article 6.1 hereinabove, this Joint Venture will bear the responsibility to honor the Net Smelter Return owned by third parties as described in the paragraph B of the Preamble of the Agreement.

10.

TRANSFER RIGHT

Both Parties will have the possibility, at their own discretion, to transfer part or the totality of their option or interest in the Property at any time after the signature of the Agreement with the condition that any eventual buyer respects each and the entire terms of the Agreement.

11.

AREA OF COMMON INTEREST

The Parties agree to the establishment of an area of common interest which covers all land within 2 km of the boundary the Property. The Parties agree not to acquire, directly or indirectly, mining permits in area of common interest without giving a right of first refusal to such eventual acquisition to the other Party.

12.

GENERAL TERMS

12.1

Expenses - Each Party shall be responsible for all legal and other expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

12.2

Announcements - The Parties acknowledge that they may be required to make a public announcement regarding the arrangements contemplated by this Agreement upon execution thereof. If such disclosure is required, the Parties shall consult regarding the wording and issuance of public disclosure.

12.3

Confidentiality - Each Party shall and shall cause each of its Representatives to hold in strictest confidence and not use in any manner, other than as contemplated by this Agreement, any Confidential Information of the other Parties during the term of this Agreement. Notwithstanding the foregoing, each Participant may disclose Confidential Information to its Representatives or to any third party, provided that it procures that the Representative or proposed third party shall be bound by the confidentiality undertakings set out in this Section.

12.4

Indemnification - Each Party shall indemnify and hold the other Parties harmless in respect of any claim, demand, action, cause of action, damage, loss, cost, liability or expense which may be made or brought against any other Party or which such Party may suffer or incur directly or indirectly as a result of, in respect of or arising out of the first Party concurring from any incorrectness in or breach of any representation or warranty contained in this Agreement.

12.5

No Pledge – Subject to the terms of the Joint Venture Agreement to be executed by the parties as contemplated in section 6.1, no partner in the Property can pledge or otherwise encumber its interest in the property without the written consent of the other party hereto, including royalties or any other financing instrument.

12.6

Notices - Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below:

a.

if to Niogold Mining Corporation

Mailing Address	1020 3rd Avenue E. C.P. 283 Val d' Or, Quebec Canada J9P 4P5
Contact Person	Michael A. Iverson Rock Lefrancois
Fax Number	1-604-856-9479 1-819-825-2774
E-mail address	miverson@niogold.com
rlefrancois@niogold.com

b.

if to SearchGold Resources Inc.

Mailing Address	SearchGold Resources Inc. 440 Rene-Levesque West Blvd. Suite 1160 Montreal, Quebec, Canada H2Z 1V7
Contact Person	Philippe Giaro
Fax Number	1-514-866-2626
E-mail address	info@searchgold.ca

Any such communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of faxing or sending by other means of recorded electronic communication, provided that such day in either event is a Business lay in the place the communication is received and the communication is so delivered, faxed or sent before 4:30 p.m. on such day in the place the communications is received. Otherwise, such communication shall be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail shall be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication shall be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt.

12.7

Entire Agreement - This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written.

12.8

Waiver - A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other Party. The waiver by any Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

12.9

Severability - Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

12.10

Further Assurances - Each Party shall promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and matters in connection with this Agreement that the other Party may reasonably require, for the purposes of giving effect to this Agreement.

12.11

Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

12.12

Arbitration - If there is any disagreement, dispute or controversy (hereinafter collectively called a "dispute") between the Parties with respect to any matter arising under this Agreement or the construction hereof, then the dispute shall be determined by arbitration in accordance with following procedures:

(a)

the Parties to the dispute shall appoint a single mutually acceptable arbitrator. If the Parties cannot agree upon a single arbitrator, then the Party on one side of the dispute shall name an arbitrator, and give notice thereof to the Party on the other side of the dispute;

(b)

the Party on the other side of the dispute shall within 14 days of the receipt of notice, name an arbitrator; and

(c)

the two arbitrators so named shall, within seven days of the naming of the later of them, name a third arbitrator;

If the Party on either side of the dispute fails to name its arbitrator within the allotted time, then the arbitrator named may make a determination of the dispute. Except as expressly provided in this paragraph, the arbitration shall be conducted in Montreal, Quebec in English pursuant to the Rules of Arbitration of the International Chamber of Commerce from which there shall be no appeal. The decision shall be made within 30 days following the naming of the latest of them, shall be based exclusively on the advancement of the exploration, development and production work on the Property and not on the financial circumstances of the Parties, and shall be conclusive and binding upon the Parties. The costs of arbitration shall be borne equally by the Parties to the dispute unless otherwise determined by the arbitrator(s) in the award.

12.13

Successors and Assigns - This Agreement shall ensure to the benefit of, and be binding on, the Parties and their respective successors and permitted assigns.

12.14

Termination of Agreement - This is an option agreement only and, except for the share issuances and expenditures referred to in Sub-Sections 3.1(a)(i) and 3.10)0 (which are binding upon SearchGold's receipt of final TSXV approval to make such share issuances and expenditures), SearchGold shall not be obligated to make any further payments in respect of this Agreement. Should SearchGold wish to terminate this Agreement at any time it shall give notice to Niogold and this Agreement shall be deemed to have been terminated upon receipt of such notice by Niogold. In such event, the Property returned to

Niogold upon a 30-day written notice with no additional commitments, hence making the Agreement null and void.

12.15

Counterparts - This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form, and the Parties adopt any signatures received by a receiving fax machine as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Parties an original of the signed copy of this Agreement which was so faxed.

12.16

Language - The language of this Agreement shall be the English language. Les Parties conviennent que la presente convention soft redigee en anglais.

12.17

Force Majeure - The term "Force Majeure" as employed herein, shall mean acts of God and of public enemies, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests, and orders of courts or other lawful authorities, civil disturbances, Government and military actions, strikes, and any other causes not within the control of the party claiming a suspension, which by the exercise of due diligence, such party shall not be able to avoid or overcome. If either Party is rendered unable in whole or in part, by Force Majeure, to perform or comply with any obligation of the Agreement, upon giving notice and full particulars to the other party, such obligation shall be suspended during the continuance of the inability so caused and such party shall be relieved of liability for failure to perform the same during such period.

IN WITNESS WHEREOF the parties have executed this Agreement.

SCHEDULE 1

BLONDEAU-GUILLET PROPERTY
(Belleterre)

Title #	Township	Range	Lot	Area (ha)	Expiry Date	SNRC	Royalties
3806431	BLONDEAU	36	37	16	13-févr-07	31M07	2% NSR
3806432	BLONDEAU	35	36	16	13-févr-07	31M07	2% NSR
3806433	BLONDEAU	35	37	16	13-févr-07	31M07	2% NSR
5015475	BLONDEAU	36	32	16	23-janv-07	31M07	2% NSR
5015476	BLONDEAU	35	32	16	23-janv-07	31M07	2% NSR
5015477	BLONDEAU	34	32	16	23-janv-07	31M07	2% NSR
5015478	BLONDEAU	33	32	16	23-janv-07	31M07	2% NSR
5015479	BLONDEAU	32	32	16	23-janv-07	31M07	2% NSR
5015480	BLONDEAU	32	33	16	23-janv-07	31M07	2% NSR
5015481	BLONDEAU	33	33	16	23-janv-07	31M07	2% NSR
5015482	BLONDEAU	34	33	16	23-janv-07	31M07	2% NSR
5015483	BLONDEAU	35	33	16	23-janv-07	31M07	2% NSR
5015484	BLONDEAU	36	33	16	23-janv-07	31M07	2% NSR
5015485	BLONDEAU	35	34	16	23-janv-07	31M07	2% NSR
5015486	BLONDEAU	34	34	16	23-janv-07	31M07	2% NSR
5015487	BLONDEAU	33	34	16	23-janv-07	31M07	2% NSR
5015488	BLONDEAU	34	35	16	23-janv-07	31M07	2% NSR
5015489	BLONDEAU	35	35	16	23-janv-07	31M07	2% NSR
5015490	BLONDEAU	34	36	16	23-janv-07	31M07	2% NSR
5015491	BLONDEAU	39	31	16	23-janv-07	31M07	2% NSR
5015492	BLONDEAU	40	31	16	23-janv-07	31M07	2% NSR
5015493	BLONDEAU	39	30	16	23-janv-07	31M07	2% NSR
5015494	BLONDEAU	40	30	16	23-janv-07	31M07	2% NSR
5015496	BLONDEAU	39	29	16	23-janv-07	31M07	2% NSR
5015512	BLONDEAU	34	28	16	23-janv-07	31M07	2% NSR
5015513	BLONDEAU	35	28	16	23-janv-07	31M07	2% NSR
5038411	BLONDEAU	37	34	16	17-oct-07	31M07	2% NSR
5038412	BLONDEAU	36	34	16	17-oct-07	31M07	2% NSR
5038413	BLONDEAU	36	35	16	17-oct-07	31M07	2% NSR
5038414	BLONDEAU	37	35	16	17-oct-07	31M07	2% NSR
5038415	BLONDEAU	38	35	16	17-oct-07	31M07	2% NSR
5039852	BLONDEAU	40	33	16	06-nov-07	31M07	2% NSR
5039853	BLONDEAU	39	33	16	06-nov-07	31M07	2% NSR
5039854	BLONDEAU	38	33	16	06-nov-07	31M07	2% NSR
5039855	BLONDEAU	38	32	16	06-nov-07	31M07	2% NSR
5039856	BLONDEAU	37	32	16	06-nov-07	31M07	2% NSR
5039857	BLONDEAU	37	33	16	06-nov-07	31M07	2% NSR
5077251	BLONDEAU	27	37	16	20-août-07	31M07	2% NSR
5078542	BLONDEAU	29	30	16	20-août-07	31M07	1% NSR
5078549	BLONDEAU	29	29	16	20-août-07	31M07	1% NSR
5078550	BLONDEAU	30	28	16	20-août-07	31M07	1% NSR
5078555	BLONDEAU	29	28	16	20-août-07	31M07	1% NSR
5078562	BLONDEAU	31	37	16	20-août-07	31M07	1% NSR
5078563	BLONDEAU	30	37	16	20-août-07	31M07	1% NSR
5078564	BLONDEAU	30	36	16	20-août-07	31M07	1% NSR
5078565	BLONDEAU	31	36	16	20-août-07	31M07	1% NSR
5078566	BLONDEAU	32	36	16	20-août-07	31M07	1% NSR
5078567	BLONDEAU	27	35	16	20-août-07	31M07	1% NSR
5078572	BLONDEAU	27	36	16	20-août-07	31M07	1% NSR
5112293	BLONDEAU	29	35	16	03-sept-07	31M07	1% NSR
5112294	BLONDEAU	29	36	16	03-sept-07	31M07	1% NSR
5112295	BLONDEAU	28	36	16	03-sept-07	31M07	1% NSR
5112296	BLONDEAU	28	35	16	03-sept-07	31M07	1% NSR

CLAIMS LIST BY CLAIM #

Page 1

BLONDEAU-GUILLET PROPERTY
(Belleterre)

Title #	Township	Range	Lot	Area (ha)	Expiry Date	SNRC	Royalties
5131190	BLONDEAU	39	32	16	28-févr-07	31M07	1% NSR
5261360	BLONDEAU	29	37	16	04-nov-07	31M07	1% NSR
5261361	BLONDEAU	28	37	16	04-nov-07	31M07	1% NSR
5261362	BLONDEAU	31	28	16	11-nov-07	31M07	1% NSR
5261363	BLONDEAU	28	27	16	04-nov-07	31M07	1% NSR
5261364	BLONDEAU	26	37	16	04-nov-07	31M07	1% NSR
5261365	BLONDEAU	26	36	16	04-nov-07	31M07	1% NSR
5261366	BLONDEAU	26	35	16	04-nov-07	31M07	1% NSR
5261367	BLONDEAU	26	34	16	04-nov-07	31M07	1% NSR
5261368	BLONDEAU	27	34	16	04-nov-07	31M07	1% NSR
5261369	BLONDEAU	28	34	16	04-nov-07	31M07	1% NSR
5261370	BLONDEAU	29	34	16	04-nov-07	31M07	1% NSR
5261371	BLONDEAU	30	34	16	04-nov-07	31M07	1% NSR
5261372	BLONDEAU	31	34	16	04-nov-07	31M07	1% NSR
5261374	BLONDEAU	31	33	16	04-nov-07	31M07	1% NSR
5261375	BLONDEAU	30	33	16	04-nov-07	31M07	1% NSR
5261376	BLONDEAU	29	33	16	04-nov-07	31M07	1% NSR
5261377	BLONDEAU	28	33	16	04-nov-07	31M07	1% NSR
5261378	BLONDEAU	27	33	16	04-nov-07	31M07	1% NSR
5261379	BLONDEAU	27	32	16	04-nov-07	31M07	1% NSR
5261380	BLONDEAU	28	32	16	04-nov-07	31M07	1% NSR
5261381	BLONDEAU	29	32	16	04-nov-07	31M07	1% NSR
5261382	BLONDEAU	30	32	16	04-nov-07	31M07	1% NSR
5261383	BLONDEAU	31	32	16	04-nov-07	31M07	1% NSR
5261385	BLONDEAU	32	31	16	04-nov-07	31M07	1% NSR
5261386	BLONDEAU	31	31	16	04-nov-07	31M07	1% NSR
5261388	BLONDEAU	29	31	16	04-nov-07	31M07	1% NSR
5261389	BLONDEAU	28	31	16	04-nov-07	31M07	1% NSR
5261390	BLONDEAU	27	31	16	04-nov-07	31M07	1% NSR
5261391	BLONDEAU	27	30	16	04-nov-07	31M07	1% NSR
5261392	BLONDEAU	28	30	16	04-nov-07	31M07	1% NSR
5261393	BLONDEAU	28	29	16	04-nov-07	31M07	1% NSR
5261394	BLONDEAU	27	29	16	04-nov-07	31M07	1% NSR
5261395	BLONDEAU	26	29	16	04-nov-07	31M07	1% NSR
5261396	BLONDEAU	26	28	16	04-nov-07	31M07	1% NSR
5261397	BLONDEAU	26	27	16	04-nov-07	31M07	1% NSR
5261398	BLONDEAU	27	27	16	04-nov-07	31M07	1% NSR
5261399	BLONDEAU	27	28	16	04-nov-07	31M07	1% NSR
5261400	BLONDEAU	28	28	16	04-nov-07	31M07	1% NSR
5261587	BLONDEAU	32	34	16	10-janv-08	31M07	1% NSR
5261588	GUILLET	33	2	16	06-janv-08	31M07	1% NSR
5261589	GUILLET	33	4	16	06-janv-08	31M07	1% NSR
5261590	GUILLET	32	1	16	06-janv-08	31M07	1% NSR
5261591	GUILLET	32	2	16	06-janv-08	31M07	1% NSR
5261592	GUILLET	32	3	16	06-janv-08	31M07	1% NSR
5261593	GUILLET	32	4	16	06-janv-08	31M07	1% NSR
5261594	GUILLET	32	5	16	06-janv-08	31M07	1% NSR
5261595	GUILLET	31	5	16	06-janv-08	31M07	1% NSR
5261596	GUILLET	31	4	16	06-janv-08	31M07	1% NSR
5261597	GUILLET	31	3	16	06-janv-08	31M07	1% NSR
5261598	GUILLET	31	2	16	06-janv-08	31M07	1% NSR
5261599	GUILLET	31	1	16	06-janv-08	31M07	1% NSR
5261600	GUILLET	30	1	16	06-janv-08	31M07	1% NSR

CLAIMS LIST BY CLAIM #
Page 2

BLONDEAU-GUILLET PROPERTY
(Belleterre)

Title #	Township	Range	Lot	Area (ha)	Expiry Date	SNRC	Royalties
5261601	GUILLET	30	2	16	06-janv-08	31M07	1% NSR
5261602	GUILLET	30	3	16	06-janv-08	31M07	1% NSR
5261603	GUILLET	30	4	16	06-janv-08	31M07	1% NSR
5261604	GUILLET	30	5	16	06-janv-08	31M07	1% NSR
5261605	GUILLET	29	5	16	06-janv-08	31M07	1% NSR
5261606	GUILLET	29	4	16	06-janv-08	31M07	1% NSR
5261607	GUILLET	29	3	16	06-janv-08	31M07	1% NSR
5261608	GUILLET	29	2	16	06-janv-08	31M07	1% NSR
5261609	GUILLET	29	1	16	06-janv-08	31M07	1% NSR
5261610	BLONDEAU	38	31	16	06-janv-08	31M07	1% NSR
5261611	BLONDEAU	37	31	16	06-janv-08	31M07	1% NSR
5261612	BLONDEAU	36	31	16	06-janv-08	31M07	1% NSR
5261613	BLONDEAU	35	31	16	06-janv-08	31M07	1% NSR
5261614	BLONDEAU	34	31	16	06-janv-08	31M07	1% NSR
5261615	BLONDEAU	33	31	16	06-janv-08	31M07	1% NSR
5261616	BLONDEAU	33	30	16	06-janv-08	31M07	1% NSR
5261617	BLONDEAU	34	30	16	06-janv-08	31M07	1% NSR
5261618	BLONDEAU	35	30	16	06-janv-08	31M07	1% NSR
5261619	BLONDEAU	36	30	16	06-janv-08	31M07	1% NSR
5261620	BLONDEAU	37	30	16	06-janv-08	31M07	1% NSR
5261621	BLONDEAU	38	30	16	06-janv-08	31M07	1% NSR
5261622	BLONDEAU	38	29	16	06-janv-08	31M07	1% NSR
5261623	BLONDEAU	37	29	16	06-janv-08	31M07	1% NSR
5261624	BLONDEAU	36	29	16	06-janv-08	31M07	1% NSR
5261625	BLONDEAU	35	29	16	06-janv-08	31M07	1% NSR
5261626	BLONDEAU	34	29	16	06-janv-08	31M07	1% NSR
5261627	BLONDEAU	33	29	16	06-janv-08	31M07	1% NSR
5261891	BLONDEAU	34	37	16	04-nov-07	31M07	1% NSR
5261892	GUILLET	34	1	16	04-nov-07	31M07	1% NSR
5261893	GUILLET	33	1	16	04-nov-07	31M07	1% NSR
5261894	BLONDEAU	33	37	16	04-nov-07	31M07	1% NSR
5261895	BLONDEAU	32	37	16	04-nov-07	31M07	1% NSR
5261896	BLONDEAU	33	36	16	04-nov-07	31M07	1% NSR
5261897	BLONDEAU	33	35	16	04-nov-07	31M07	1% NSR
5261898	BLONDEAU	32	35	16	04-nov-07	31M07	1% NSR
5261899	BLONDEAU	31	35	16	04-nov-07	31M07	1% NSR
5261900	BLONDEAU	30	35	16	04-nov-07	31M07	1% NSR
5262385	BLONDEAU	31	29	16	04-nov-07	31M07	1% NSR
5262386	BLONDEAU	31	30	16	04-nov-07	31M07	1% NSR
5262387	BLONDEAU	32	30	16	04-nov-07	31M07	1% NSR
5262388	BLONDEAU	32	29	16	04-nov-07	31M07	1% NSR
5262389	BLONDEAU	32	28	16	04-nov-07	31M07	1% NSR
5262390	BLONDEAU	32	27	16	04-nov-07	31M07	1% NSR
5262391	BLONDEAU	31	27	16	04-nov-07	31M07	1% NSR
5262392	BLONDEAU	30	27	16	04-nov-07	31M07	1% NSR
5262393	BLONDEAU	29	27	16	04-nov-07	31M07	1% NSR
5268196	BLONDEAU	30	29	16	31-juil-07	31M07	1% NSR
5268197	BLONDEAU	30	30	16	31-juil-07	31M07	1% NSR
5268198	BLONDEAU	30	31	16	31-juil-07	31M07	1% NSR
155 claims				**2480**			

CLAIMS LIST BY CLAIM #

Page 3